March 13, 2012

PRAXIS MUTUAL FUNDS

SUPPLEMENT TO THE PROSPECTUS AND

STATEMENT OF ADDITIONAL INFORMATION

DATED MAY 1, 2011

NOTICE OF THE CLOSING AND LIQUIDATION OF

THE PRAXIS INTERNATIONAL FUND

The Board of Trustees of Praxis Mutual Funds (the “Board”) has approved the liquidation and dissolution (“Liquidation”) of the Praxis International Fund (the “Fund”) on or about April 30, 2012 (the “Liquidation Date”). On the Liquidation Date, the Fund will distribute pro rata to its shareholders of record as of the close of business on that date the remaining assets of the Fund, except for cash and cash equivalents deemed necessary to discharge any identified unpaid liabilities of the Fund, in complete and full redemption and cancellation of all outstanding shares of the Fund.

The Board determined that the Liquidation is in the best interests of the Fund and its shareholders because, in the view of the Adviser, a view with which the Board concurs, the Fund is unlikely to grow sufficiently to enable it to benefit from economies of scale that are available to larger funds. In making this determination, the Board considered that, despite historical distribution and marketing efforts, sales of the Fund’s shares have been limited and, consequently, the Fund’s assets have been slow to increase. The Adviser, along with the Board, does not anticipate that the Fund will grow significantly from its current size in the foreseeable future.

In light of the upcoming Liquidation, shares of the Fund are no longer available for purchase by new investors. Purchases from existing shareholders of the Fund may be accepted through the close of business on March 30, 2012, after which no purchase orders will be accepted.

On or before March 31, 2012, the Fund will begin an orderly transition of its holdings to cash and cash equivalents and will no longer be pursuing its primary or secondary investment objectives. Effective March 31, 2012, Wells Capital Management Inc. will no longer serve as sub-adviser to the Fund and Everence Capital Management, Inc. will assume the day-to-day responsibilities for managing the Fund as it proceeds to wind down operations and prepare for the Liquidation.

At any time prior to the Liquidation Date, shareholders may redeem shares of the Fund, exchange shares of the Fund for the same class of another Praxis Mutual Fund, or deposit redemption proceeds into the Everence Money Market Account, as described under “Instructions for Exchanging Your Shares” on Page 73 of the Prospectus. Redemption fees and sales charges will be waived. Shareholders whose shares are redeemed on the Liquidation Date will receive the net asset value per share without the deduction of any redemption fees or contingent deferred sales charges (“Liquidation Distribution”). The Liquidation Distribution will be equal to the net asset value of shares after dividend distributions, if any. Liquidation Distributions generally will be payable by check, although the proceeds for certain retirement accounts will be deposited into the Everence Money Market Fund. The exchange of Fund shares for another Praxis Mutual Fund, the redemption of Fund shares prior to the Liquidation Date or the receipt of the Liquidation Distribution will be treated as a sale of Fund shares for U.S. federal income tax purposes. Shareholders should consult their tax advisers to determine the federal, state and other income tax consequences of the exchange of Fund shares for another Praxis Mutual Fund, the redemption of Fund shares or receiving the Liquidation Distribution with respect to their particular tax circumstances. The costs of the Liquidation, other than certain costs covered by the Class A expense limitation agreement, will be borne by the Fund.

Once the Fund has been liquidated, all references to the Fund are deleted from the Prospectus and Statement of Additional Information.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE